11 Independence Contract Drilling, Inc. November 2, 2023 Emerging Growth Conference

22 Various statements contained in this presentation, including those that express a belief, expectation or intention, as well as those that are not statements of historical fact, are forward-looking statements. These forward-looking statements may include projections and estimates concerning the timing and success of specific projects and our future revenues, income and capital spending. Our forward-looking statements are generally accompanied by words such as “estimate,” “project,” “predict,” “believe,” “expect,” “anticipate,” “potential,” “plan,” “goal,” “will” or other words that convey the uncertainty of future events or outcomes. The forward-looking statements in this presentation speak only as of the date of this presentation; we disclaim any obligation to update these statements unless required by law, and we caution you not to rely on them unduly. We have based these forward-looking statements on our current expectations and assumptions about future events. While our management considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control. These and other important factors, including those discussed under “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in the Company’s filings with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K, may cause our actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied by these forward-looking statements. These risks, contingencies and uncertainties include, but are not limited to, the following: • decline in or substantial volatility of crude oil and natural gas commodity prices; • a decrease in domestic spending by the oil and natural gas exploration and production industry; • fluctuation of our operating results and volatility of our industry; • inability to maintain or increase pricing of our contract drilling services, or early termination of any term contract for which early termination compensation is not paid; • our backlog of term contracts declining rapidly; • the loss of any of our customers, financial distress or management changes of potential customers or failure to obtain contract renewals and additional customer contracts for our drilling services; • overcapacity and competition in our industry; • an increase in interest rates and deterioration in the credit markets; • our inability to comply with the financial and other covenants in debt agreements that we may enter into as a result of reduced revenues, financial performance or financial requirements; • unanticipated costs, delays and other difficulties in executing our long-term growth strategy; • the loss of key management personnel; • new technology that may cause our drilling methods or equipment to become less competitive; • labor costs or shortages of skilled workers; • the loss of or interruption in operations of one or more key vendors; • the effect of operating hazards and severe weather on our rigs, facilities, business, operations and financial results, and limitations on our insurance coverage; • increased regulation of drilling in unconventional formations; • the incurrence of significant costs and liabilities in the future resulting from our failure to comply with new or existing environmental regulations or an accidental release of hazardous substances into the environment; and • the potential failure by us to establish and maintain effective internal control over financial reporting. All forward-looking statements are necessarily only estimates of future results, and there can be no assurance that actual results will not differ materially from expectations, and, therefore, you are cautioned not to place undue reliance on such statements. Any forward-looking statements are qualified in their entirety by reference to the factors discussed throughout this presentation and in the Company’s filings with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K. Further, any forward-looking statement speaks only as of the date of this presentation, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events. Adjusted Net Income or Loss, EBITDA and adjusted EBITDA are supplemental non-GAAP financial measures that are used by management and external users of the Company’s financial statements, such as industry analysts, investors, lenders and rating agencies. The Company’s management believes adjusted Net Income or Loss, EBITDA and adjusted EBITDA are useful because such measures allow the Company and its stockholders to more effectively evaluate its operating performance and compare the results of its operations from period to period and against its peers without regard to its financing methods or capital structure. See non-GAAP financial measures at the end of this presentation for a full reconciliation of Net Income or Loss to adjusted Net Income or Loss, EBITDA and adjusted EBITDA. Preliminary Matters

33 Land Drilling’s Only U.S. Publicly-Traded, Pure-Play, Pad-Optimal, Super-Spec, Growth Story Highest Asset Quality 100% Pad-Optimal, Super-Spec Fleet Premier Customer Base Expansion of Margins/Cash Flows Driving Overall Net Debt Reduction and Shareholder Upside Significant Investment Opportunity - Meaningful Current Valuation Discount to Market Based Upon Both Asset Values and Cash Flow Multiples Fleet 100% Dual-Fuel Enabled / Electric Hi- Line Capable: Substantial GHG Reduction / Elimination Recognized Industry Leader for Service and Professionalism Ideal Geographic Focus on Most Prolific Oil and Natural Gas Producing Regions

4 1. Company Background: Pure - Play, 100% Pad - Optimal, Super - Spec U.S. Land Contract Driller 2. Market Dynamics and Outlook 3. Drivers of Returns, Free Cash Flow, Debt Reduction and Imbedded Value in Current Market 4. ESG 5. Appendices Presentation Outline

5 COMPANY BACKGROUND Pure -Play, 100% Pad -Optimal, Super -Spec U.S. Land Contract Driller

6 Introduction: ICD Best-in-Class Asset Quality and Geographic Focus • Marketed fleet comprised entirely of Pad-Optimal, Super-Spec rigs • Established presence in oil rich Permian play • A leading presence in natural gas rich Haynesville and East Texas regions • Fit-for-purpose rigs engineered/outfitted to address particular basin drivers • All rigs software-optimization-capable High Quality Customer Base Supported by Industry Leading Customer Service and Operations • #1 ranked land contract driller for service and professionalism past five years • Established relationships with publics and well-capitalized private operators Constructive Market, Asset Quality Driving Incremental Cash Flows and Shareholder Upside • Strengthening commodity prices leading to expected improvements in U.S. land rig count • 200-to-300 Series conversions accelerating as market conditions beginning to improve • Mandatory Offers permit repurchase of Convertible Notes at par ESG Focus • Marketed fleet 100% dual-fuel and hi-line power capable • Omni-directional walking reduces operational footprints and environmental impacts • Increasingly diverse workforce: 38% from under-represented groups • A leading contract driller in natural gas focused Haynesville Sector’s only U.S. publicly-traded, pure-play, Pad-Optimal, Super-Spec drilling contractor focused solely on North America’s most attractive oil and natural gas basins

7 Rig Fleet & Geographic Markets Texas Oklahoma Arkansas Louisiana New Mexico ICD owned or leased location ICD Operating Area AVERAGE AGE OF MARKETED FLEET: 8.19 YEARS(2) 26 Marketed Pad-Optimal Super-Spec Rigs 19 “300” Series ShaleDriller Rigs(1) • Meet all Pad-Optimal, Super-Spec rig requirements(2) • Also include multiple enhanced specifications for long-laterals/high-torque drilling: 25K+ racking capable, equipped with Hi-torque top drive / Hi-torque iron roughneck / HT tubulars • Targeting developing market niche for larger diameter casing strings and extreme laterals 7 “200” Series ShaleDriller Rigs • Meet all Pad-Optimal, Super-Spec rig requirements(2) • 1,500 HP drawworks; 20K+ racking / 750K lb. hook • All rigs convertible to 300 Series specifications with only modest capex 26 Drilling Optimization Enabled Rigs • 100% ICD marketed fleet’s control systems enable drilling optimization applications • Approximately 40% of ICD operating fleet currently utilizing drilling optimization applications 1) Includes completed or in-process 200-to-300 Series conversions 2) See Appendix slide 30 for characteristics of Pad-Optimal, Super-Spec drilling rig 3) As of October 31, 2023; based upon date of first well spud following rig construction or material upgrade ICD Operations Strategically Focused on the Most Prolific Oil and Natural Gas Producing Regions in the United States

8 Current ICD Rig Locations By Basin Geographic Mix / Customer Relationships Current and Prior ICD Customers FYE 2022 Premier Customer Base ICD Rig Locations By Basin 1) Occidental Petroleum Corporation via Anadarko Petroleum acquisition; ConocoPhillips via Concho Reources acquisition 2) Includes rigs reactivated since COVID-19 pandemic trough (Aug ‘20); excludes five marketed rigs that have not yet been reactivated since pandemic trough Permian 10 Haynesville / ETX: 10 (1) (1) Permian 17 Haynesville / ETX: 4

9 300 Series Rigs Lead Transformation of Operating Fleet Compared to Pre-COVID levels • Demand for 300 Series rigs being driven by rapidly evolving industry dynamics: - Shift towards longer laterals and deeper wells - Shift towards larger diameter and high-torque drill pipe - Steadily increasing number of wells per drilling pad - Focus on deep gas drilling by ICD customers in Haynesville / E. TX gas plays • Rigs meeting 300 Series specs are in the shortest supply and command the highest dayrates when matched with customers requiring such specifications - 25,000+ racking capacity - High-torque top drive, high-torque iron roughneck, hi-torque drill pipe • Initial 300 Series rigs acquired by ICD in 4Q’18 Sidewinder merger – post pandemic recovery represented first opportunity for ICD to market and place these rigs with customers in an improving rig count environment • ICD 200-300 Series Conversion Program: ICD now marketing 96% of its marketed fleet with 300 Series specifications - Conversions completed based upon ICD customer requirements / requests - Three conversions already completed with fourth in process during Q4’23 - Full contractual payback - Conversions can be completed on long rig move (minimal operational downtime) 2018 Pre-Sidewinder Merger Post Sidewinder Merger Current: Following 200-300 Series Conversion Program 0% 60% 96% ICD Marketed Fleet Transformation: % 300 Series 200 Series 300 Series

10 300 Series Rigs Drive Margin Expansion $12,000 $17,000 $22,000 $27,000 $32,000 4Q'18 FYE'19 FYE'20 1Q'21 2Q'21 3Q'21 4Q'21 1Q'22 2Q'22 3Q'22 4Q'22 1Q'23 Q2'23 Q3'23 Q4'23 Estimate Revenue Per Day Cost Per Day 1) Sidewinder Merger closed 10/1/2018 2) Estimates from ICD 3Q’23 earnings conference call 3) Reported margins for ICD, HP, PTEN, NBR and PDS per most recent earnings releases ICD Quarterly Margin Expansion1,2 $0 $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 $16,000 $18,000 $20,000 4Q'18 FYE'19FYE'20 1Q'21 2Q'21 3Q'21 4Q'21 1Q'22 2Q'22 3Q'22 4Q'22 Q1'23 Q2'23 Q3'23 ICD Margin Per Day Comparison to Larger Public Company Peers3 ICD Company A Company B Company C Company D AVERAGE Even during most recent market slowdown in which ICD’s operating rig count troughed during Q3’23, ICD margins have remained at historically robust levels, and have closed the historic pre-COVID profitability gap between larger public company peers

11 Accelerating Pace of 300 Series Conversions Can Drive Future Margin Expansion 0 5 10 15 20 25 Q1'23 EOY '23 EOY '24 300 Series 200 Series Prior Peak Margin Per Day: $15,665 ICD Fleet Makeup: % 300 Series • ICD reached prior margin peak of $15,665 per day during the first quarter of 2023, when only 50% of ICD operating fleet was comprised of 300 Series rigs • Based upon current 200-to-300 series conversion schedule, ICD expects to exit 2023 with 75%+ of its operating fleet comprised of 300 Series rigs • Assuming a constructive market in 2024 in which ICD returns to 21 rigs operating rigs, ICD expects to complete additional 200-to-300 Series conversions such that 75%+ of its operating rigs will be 300 Series rigs, substantially greater than during ICD’s prior margin peak Operating Rig Count

12 Market Dynamics and Outlook

13 $50.00 $55.00 $60.00 $65.00 $70.00 $75.00 $80.00 $85.00 $90.00 $95.00 Jan-2023 Feb-2023 Mar-2023 Apr-2023 May-2023 Jun-2023 Jul-2023 Aug-2023 Sep-2023 Oct-2023 Nov-2023 Dec-2023 Jan-2024 Feb-2024 Mar-2024 Apr-2024 May-2024 Jun-2024 Jul-2024 Aug-2024 Sep-2024 Oct-2024 Nov-2024 Dec-2024 Jan-2025 WTI Prices Commodity Price Outlook Supports Improving Rig Demand in 2024 $2 $2 $2 $3 $3 $3 $3 $3 $4 $4 $4 Jan 01, 2023 Feb 01, 2023 Mar 04, 2023 Apr 04, 2023 May 05, 2023 Jun 05, 2023 Jul 06, 2023 Aug 06, 2023 Sep 06, 2023 Oct 07, 2023 Nov 07, 2023 Dec 08, 2023 Jan 08, 2024 Feb 08, 2024 Mar 10, 2024 Apr 10, 2024 May 11, 2024 Jun 11, 2024 Jul 12, 2024 Aug 12, 2024 Sep 12, 2024 Oct 13, 2024 Nov 13, 2024 Dec 14, 2024 Natural Gas Prices 1 Source: EIA Short-Term Energy Outlook Natural gas prices began to rapidly decline at the beginning of 2023 driven by takeaway capacity constraints in the Haynesville and warmer than expected weather resulting in steep declines in natural gas rig counts 1H’23. Consistent with EIA forecasts, ICD expects near-term price volatility with improvement beginning 2H’24 when new LNG capacity expected to come online. Oil prices have improved off of recent 1H’23 lows which is beginning to drive incremental rig demand in the Permian Basin and other oil directed markets. Consistent with EIA forecasts, ICD expects WTI prices to remain constructive for additional drilling through 2024. EIA Price Forecast1 EIA Price Forecast1

14 Drivers of Free Cash Flow, Debt Reduction and Imbedded Value in Current Market

15 Fleet Utilization • Expect to exit 2023 with 17 operating rigs with opportunities for additional reactivations in 2024 with target to reach 21 operating rigs later in 2024 • 200-to-300 Series conversion opportunities driving incremental reactivation opportunities • 300 Series rigs are in shortest supply and command highest dayrates in the market Dayrate and Margin Momentum • Expect anticipated improvement in rig utilization and return to 21 operating rigs later in 2024 to lead to margin improvement in 2024 off Q4’23 / Q1’24 lows as overall market tightens, and cost inefficiencies subside • Expect increase in 300 Series rig penetration compared to prior cycles to create opportunity for incremental dayrate and margin improvements • Expect improvements in Haynesville natural gas market later in 2024 driven by planned additional LNG capacity Shift of Focus from Rig Reactivations Drives Substantial Improvements in Cash Flows • While investments in rig reactivations beyond 21 operating rigs is paused, ICD free cash flow generation profile accelerates • ICD reduced overall adjusted net debt by $8.0 million during Q3’23 and expects to continue net debt reduction during 2024 • ICD capital expenditures focused entirely on maintenance mode and less capital intensive 200-to-300 Series conversions Drivers of Returns /FCF Through Oil and Gas Cycle

16 ICD Balance Sheet & Capital Structure • Refinancing completed March 18, 2022 significantly de-risked ICD balance sheet • ICD poised to reduce overall net debt even with no conversion of the Convertible Notes • $10.0 million of Mandatory Offers to repurchase Convertible Notes already accepted by note holders (see Appendix slide 29 for potential debt reduction opportunities through Mandatory Offer provisions) • Even assuming full conversion of the Convertible Notes, significant upside exists for ICD stockholders Long –Term Debt September 30, 2023 $000s Convertible Notes (Face) $184,209 Revolver Borrowings 5,000 Capital Leases (Long-Term) 1,514 Debt Discount & Debt Issuance Costs (34,387) Reported LT Debt $156,336 Convertible Notes Material Terms • Maturity: March 18, 2026 • Conversion Price: $4.51 (at Holder’s option) • Ability to PIK interest at ICD option for entirety of the Convertible Notes term • PIK Interest Rate: SOFR + 9.5% • Cash Interest Rate: SOFR + 12.5% • See Appendices for additional terms and details

17 ICD Operating Leverage Potential in an Improving Market $- $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 17 Revenue Earning Rigs 19 Revenue Earning Rigs 21 Revenue Earning Rigs $12,000 $14,000 $15,665 2.5x 2.7x 2.4x 2.1x 2.4x 2.1x 1.8x Illustrated Annualized EBITDA and Leverage Ratio Across Various Rig Margin Per Day Scenarios ICD currently expects to exit 2023 with 17 rigs operating with margin per day troughing in Q4’23/Q1’24, with opportunities for additional rig reactivations in 2024 ICD has significant operating leverage potential: 3Q’23 margin per day was $14,004, 1Q’23 margin per day was $15,665, and expect 4Q’23 margin per day between $11,700 and $12,300 Indicative potential Adjusted EBITDA based upon the following additional assumptions: - Margin per day illustration based upon 3Q’23 actuals, 1Q’23 actuals (prior peak) and 4Q’23 guidance - 17, 19 and 21 rig operating fleet at full effective utilization (99% realization) (17 avg rigs represent expected operating rig exit rate in 2023, with expectation ICD reaches 21 operating rigs later in 2024) - Cash SG&A: $18.5 million - Illustrative Leverage Ratio calculated as Adjusted Net Debt at 9/30/23 divided by illustrative Adjusted EBITDA $000s Illustrative Margin Per Day 3.3x 2.9x

18 Illustrative ICD Free Cash Flow Growth $- $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 2024 2025 Illustrative ICD Free Cash Flow Generation ($000s)) Maint Capex Growth Capex Cash Taxes Cash Interest Mandatory Offer Debt Paydown FCF $000s Key Assumptions • 2024 margins equal to $14,000 per day (consistent with Q3’23 reported margin). • 2025 margins equal to $15,665 per day (consistent with margin level prior to most recent downturn) • Cash SG&A: $18.5 million per year • Maintenance/Other capex: $1M per avg rig • Growth Capex: $5.0M in 2024 associated with 200-to-300 Series conversions • ICD operating fleet comprised of 75%+ 300 Series rigs • 19 avg rigs in 2024, 21 avg rigs in 2025 • PIK interest through March’ 23; cash interest thereafter in 2024 and 2025 (SOFR + 12.5%) • SOFR: 5.9% • All Mandatory Offers to repurchase Convertible Notes accepted by note holders • ICD NOL’s expected to full offset expected estimated taxable income Assuming no rig reactivations past 21st rig, ICD still poised to generate significant free cash flow that can be utilized to reduce net debt and return capital to stockholders

19 Significant potential for uplift as the overhang related to our prior leverage profile gives way to imbedded value in our premier fleet. Newbuild Super-Spec, Pad-Optimal rigs estimated to cost $30+ million with 12+ month lead times Adjusted Enterprise Value / Active Rig(1) ($ in millions) Significant Potential Value Uplift 1) Source: Public filings and Enverus as of 10/30/23 calculated as Adjusted Enterprise Value divided by Active Rigs. Active rig counts based upon U.S. active rigs per Enverus (50% value for SCR rigs, AC rigs 1200Hp or less) for each of PTEN, HP, NBR and PDS. Adjusted Enterprise Values reflect estimated proportion of total company represented by U.S. land drilling business based upon reported asset book values and segment revenues and operating income, as reported 2) “Unconverted” value per rig based upon current ICD stock price and no conversion of Convertible Notes; “As-Converted” value per rig assumes full conversion of the Convertible Notes on September 30, 2023, and ICD stock price of $5.00 per share 3) As of November 1, 2023 Unconverted (2) As-Converted(2) ICD current share price: $2.55(3) Even assuming a $5.00 share price, ICD is discounted on $/rig metrics ICD is materially undervalued vs. peers based on $/rig metrics $21.6 $25.4 $24.1 $16.9 $15.6 $10.4 $19.5 $13.0 $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 Company A Company B Company C Company D ICD @ Market (14 Rigs) ICD @ Market (21 Rigs) ICD @ $5.00 (14 Rigs) ICD @ $5.00 (21 Rigs) Average: $22.0 million

2020 Even assuming full conversion of the Convertible Notes, significant upside exists for ICD stockholders as they participate in value creation driven by a constructive market, free cash flow generation, and ICD closing the valuation gap between its public company peers • Current public company valuations for active super-spec rigs currently estimated to be approximately $22.0 million • Illustrative table based on the following assumptions: - ICD elects PIK interest through 1Q’24 - PIK interest rate: 9.5% + SOFR, with SOFR assumed to be 5.9% - All Mandatory Offers accepted by note holders - Convertible Notes fully convert at maturity - ICD free cash flow build consistent with assumptions on slide 18 - Excludes potential reactivations of rigs 22 through 26 • ICD closing share price on November 1, 2023: $2.55 Significant Potential Value Uplift Illustration of potential stockholder upside assuming full conversion of Convertible Notes based upon enterprise value to active rig ($millions except per share data) 1) See Appendix Slide 29 for roll forward of debt balance and PIK interest 2) Calculated as value per rig multiplied by ending contracted rigs plus illustrative cash balance (assuming full conversion of Convertible Notes) FYE'23 FYE '24 FYE '25 Convertible Notes Balance(1) $186.58 $179.36 $179.36 Illustrative Cash Balance $6.00 $28.26 $73.89 Debt following conversion - - - Conversion Rate $4.51 $4.51 $4.51 Illustrative l Share Dilution (millions) 41.37 39.77 39.77 Shares Outstanding Q2'23 (millions) 14.00 14.00 14.00 Total Illustrative Sharecount (millions) 55.37 53.77 53.77 Ending Contracted Rigs 1 7 2 1 2 1 Indicative Enterprise Value(2) $10.0M per rig $176.00 $238.26 $283.89 $12.5M per rig $218.50 $290.76 $336.39 $15.0M per rig $261.00 $343.26 $388.89 $17.5M per rig $303.50 $395.76 $441.39 $20.0M per rig $346.00 $448.26 $493.89 Indicative Value Per Share (Fully-Diluted) $10.0M per rig $3.18 $4.30 $5.13 $12.5M per rig $3.95 $5.41 $6.26 $15.0M per rig $4.71 $6.38 $7.23 $17.5M per rig $5.48 $7.36 $8.21 $20.0M per rig $6.25 $8.34 $9.19

2121 Significant Potential Value Uplift Illustration of potential stockholder upside assuming full conversion of Convertible Notes based upon illustrative EBITDA trading multiples ($millions except margin per day and per share data) Even based upon reasonable EBITDA trading multiples and assuming full conversion of the Convertible Notes, significant upside exists for ICD stockholders as they participate in value creation driven by a constructive market, free cash flow generation, and ICD closing the valuation gap between its public company peers Illustrative table based on the following assumptions: - Average rigs: ICD exits 2023 with 17 rigs operating, averages 19 operating rigs in 2024, and averages 21 operating rigs thereafter. - No further rig reactivations after 21st rig - ICD elects PIK interest through 1Q’24 - PIK interest rate is 9.5% + SOFR - All Mandatory Offers to repurchase Convertible Notes accepted by note holders - Illustrative cash flow based upon assumptions on slide 18 - Excludes potential reactivations of rigs 22 through 26 ICD closing share price on November 1, 2023: $2.55 1) See Appendix Slide 29 for roll forward of convertible debt balance and PIK interest 2) Calculated as illustrative adjusted EBITDA multiplied by valuation multiple plus illustrative cash (assuming full conversion of notes) Assumptions Next 12 Months: Average Rigs 19 19 19 21 21 21 21 21 21 Margin Per Day $12,000 $14,000 $15,665 $12,000 $14,000 $15,665 $12,000 $14,000 $15,665 Cash SG&A($M) $18.50 $18.50 $18.50 $18.50 $18.50 $18.50 $18.50 $18.50 $18.50 Illustrative Run Rate Adjusted EBITDA($M) $63.89 $77.62 $89.05 $72.56 $87.74 $100.37 $72.56 $87.74 $100.37 Illustrative Ending Cash Balance ($M) $6.00 $6.00 $6.00 $28.26 $28.26 $28.26 $73.89 $73.89 $73.89 Illustrative Fully Diluted Shares (M) 55.37 55.37 55.37 53.76 53.76 53.76 53.76 53.76 53.76 Valuation Multiple 3.0x $197.66 $238.86 $273.15 $245.94 $291.47 $329.37 $291.57 $337.10 $375.00 3.5x $229.61 $277.67 $317.68 $282.22 $335.34 $379.56 $327.85 $380.97 $425.19 4.0x $261.55 $316.48 $362.20 $318.50 $379.21 $429.75 $364.13 $424.84 $475.38 4.5x $293.50 $355.29 $406.73 $354.78 $423.08 $479.93 $400.41 $468.71 $525.56 5.0x $325.44 $394.10 $451.25 $391.06 $466.94 $530.12 $436.69 $512.57 $575.75 Valuation Multiple 3.0x $10.40 $12.57 $14.38 $10.25 $12.14 $13.72 $12.15 $14.05 $15.63 3.5x $12.08 $14.61 $16.72 $11.76 $13.97 $15.82 $13.66 $15.87 $17.72 4.0x $13.77 $16.66 $19.06 $13.27 $15.80 $17.91 $15.17 $17.70 $19.81 4.5x $15.45 $18.70 $21.41 $14.78 $17.63 $20.00 $16.68 $19.53 $21.90 5.0x $17.13 $20.74 $23.75 $16.29 $19.46 $22.09 $18.20 $21.36 $23.99 Valuation Multiple 3.0x $3.57 $4.31 $4.93 $4.57 $5.42 $6.13 $5.42 $6.27 $6.98 3.5x $4.15 $5.01 $5.60 $5.25 $6.24 $7.06 $6.10 $7.09 $7.91 4.0x $4.72 $5.72 $6.39 $5.92 $7.05 $7.99 $6.77 $7.90 $8.84 4.5x $5.30 $6.42 $7.17 $6.60 $7.87 $8.93 $7.45 $8.72 $9.78 5.0x $5.88 $7.12 $7.96 $7.27 $8.69 $9.86 $8.12 $9.53 $10.71 As of 12/31/24 As of 12/31/25 Indicative Share Price Indicative Share Price Indicative Share Price Indicative Enterprise Value ($M)(2) Indicative Enterprise Value ($M)(2) Indicative Enterprise Value ($M)(2) Indicative Value Per Rig ($M) Indicative Value Per Rig ($M) Indicative Value Per Rig ($M) As of 12/31/23

2222 ESG

23 ESG and Sustainability Focused Environment ICD operations substantially reduce GHG emissions and environmental footprints at the wellsite • 100% of ICD marketed rigs are dual-fuel enabled and high-line capable, permitting substantial reduction and elimination of GHG emissions at the wellsite from rig operations • 100% of ICD rigs utilize omni-directional walking systems that enable large-scale pad operations which substantially reduces environmental footprints at the wellsite • 100% of ICD rigs utilize energy-efficient LED lighting and/or crown lighting which substantially reduces energy use and “dark sky” environmental impacts • ICD is a leading provider of contract drilling services in the natural gas producing regions located in ETX/Haynesville areas which are expected to become increasingly relevant as energy transition efforts continue to develop and accelerate Social ICD believes our people are our greatest resource and continuously focuses on creating a culture where employee safety, opportunity, well-being and development is prioritized • ICD utilizes leading safety management and training systems; 100% of ICD employees completed social, ethics and compliance training in 2023 • ICD is committed to a culture of diversity and inclusion - 38% of ICD’s workforce is currently comprised of historically underrepresented groups(1) • ICD provides industry leading health and welfare benefits focused on employee well-being • ICD actively participates in community outreach programs in regions where we operate Governance ICD’s Board prioritizes shareholder alignment and ESG initiatives that benefit all stakeholders and the environment • Board level oversight of ESG goal setting, performance and outreach • ICD Executive LTIP compensation substantially at-risk and performance-based, and thus closely aligned with shareholder interests • Executive compensation structures include safety, environmental and other ESG goals and metrics 1) As of October 31, 2023

24 ICD ShaleDriller Rigs Substantially Reduce and Eliminate GHG Emissions at the Wellsite Utilizing natural gas rather than diesel substantially reduces GHG emissions. ICD customers routinely use field natural gas to power our rigs, providing even more significant positive impacts on the environment. The first rig ICD built in 2012 was equipped with Dual-Fuel engines and today 100% of ICD’s marketed fleet is equipped with Dual-Fuel capabilities. Dual-Fuel Equipped 100% of ICD’s Rigs Similar to an electric car, utilizing the electric grid to power a rig’s engines substantially eliminates GHG emissions at the wellsite. All ICD rigs are capable of running on Hi-Line Electric Power. ICD began operating rigs on Hi-Line Electric power in 2019 and continually markets this option to its customers where operational infrastructure permits. Hi-Line Electric Power Capable 100% of ICD’s Rigs LED/CROWN LIGHTING 100% of ICD’s Rigs All ICD rigs have been converted from traditional lighting to crown lighting systems. LED and crown lighting systems substantially reduce energy use and eliminate light pollution, in particular, in environmentally sensitive areas where “dark sky” environmental issues exist.

25 Land Drilling’s Only U.S. Publicly-Traded, Pure-Play, Pad-Optimal, Super-Spec, Growth Story Highest Asset Quality 100% Pad-Optimal, Super-Spec Fleet Premier Customer Base Expansion of Margins/Cash Flows Driving Overall Net Debt Reduction and Shareholder Upside Significant Investment Opportunity - Meaningful Current Valuation Discount to Market Based Upon Both Asset Values and Cash Flow Multiples Fleet 100% Dual-Fuel Enabled / Electric Hi- Line Capable: Substantial GHG Reduction / Elimination Recognized Industry Leader for Service and Professionalism Ideal Geographic Focus on Most Prolific Oil and Natural Gas Producing Regions

26 Investor Contact Information Email inquiries: investor.relations@icdrilling.com Phone inquiries: (281) 878 -8710

27 APPENDICES

28 Convertible Debt Terms Amount/Maturity • Current balance at 9/30 /23: $184.66 million • Matures March 18, 2026 • Defeasance options begin 18 months prior to maturity Interest; PIK Amount • Cash interest at SOFR + 12.5%(1) • PIK Interest at SOFR + 9.5%(1) • ICD has right to PIK interest throughout term of the Convertible Notes • Paid semi-annually on March 31st and September 30th through maturity Conversion • Conversion price: $4.51 • ICD has the right to mandatorily convert Convertible Notes in certain change of control transactions involving larger public companies, subject to a minimum MOIC Redemption • Obligated to offer “(Mandatory Offer Requirements”) to redeem Convertible Notes at par in principal amount of $5.0 million on Dec 31, 2023, and in principal amounts of $3.5 million on each of Mar 31, 2024, June 30, 2024 and September 30, 2024 • Previously redeemed $5.0 million (at par) on each of June 30, 2023 and September 30, 2023 pursuant to these Mandatory Offer Requirements Governance • Limitation on Voting Rights. Each Holder’s beneficial common stock ownership post conversion limited to 19.9% or lower of outstanding shares; any conversion in excess of ownership limitations issued in pre-funded, non-voting warrants • Board Rights: Holders entitled to appoint up to three members of a seven-member Board, one of which must be independent, subject to reduction if Convertible Note ownership declines 1) Six Month Term SOFR as reported by CME Group at the beginning of each interest payment period

29 PIK Interest Roll-Forward Illustration ICD permitted to PIK interest at its option over entirety of Convertible Notes term: the following illustration rolls forward the Convertible Notes balance assuming ICD ceases PIK interest after March 31, 2024 and all Mandatory Offers to repurchase Convertible Notes are accepted 1) PIK interest rate SOFR + 9.5% utilizing six-month term SOFR at beginning of interest period; 6 Month SOFR assumed to be 5.9% beginning 9/30/23 ; interest compounds/paid semi-annually on March 31st and September 30th of each calendar year through maturity; indicative Convertible Notes balances between interest payment dates include accrued interest that is assumed to be paid in-kind Period Debt Balance ($ million) Shares Issuable Upon Conversion Convertible Notes Balance 9/30/23 $184.66 40,945 Mandatory Offer Paydown 12/31/23 ($5.00) 4Q'23 PIK Interest $6.69 Convertible Debt Balance: 12/31/23 $186.35 41,320 Mandatory Offer Paydown 3/31/24 ($3.50) 1Q'24 PIK Interest $6.81 Convertible Debt Balance: 3/31/24 $189.66 42,054 Mandatory Offer Paydown 6/30/24 ($3.50) Convertible Debt Balance: 6/30/24 $186.16 41,278 Mandatory Offer Paydown 9/30/24 ($3.50) Convertible Debt Balance: 9/30/24 $182.66 40,502 Mandatory Offer Paydown 12/31/24 ($3.50) Convertible Debt Balance: 12/31/24 & Thereafter $179.16 39,726 ICD Convertible Debt RollForward Assuming PIK Interest Through March 2024(1) Assumes All Mandatory Offers Accepted By Convertible Note Holders

30 Defining a Pad-Optimal, Super-Spec Rig Omni-Directional Walking 1500 HP Drawworks High-Pressure Mud Systems (7500 psi) Fast Moving AC Programmable Three pump / four engine: Drilling optimization software capable Dual-fuel / Electric Hi-line capable Total U.S. Pad-Optimal Super-Spec Supply: ̴620 Rigs(1) 476 Pad Optimal Rigs 144 Upgradeable Rigs(2) 1) Source: Enverus and Company estimates. Includes AC, 1500HP+, 750,000lb+ hookload; excludes rigs not operating since 2018 and rigs owned by non-operating entities 2) 1500HP AC rigs with skidding systems upgradeable to omni-directional walking (capex estimated at $7M+ per rig)

31 ICD Positioning in a Consolidating Market 0 20 40 60 80 100 120 140 Public A Public B Public C Public D Public E ICD Private 1 Public F Public G Public H Private 3 Others (5 total) Number of Operating Super-Spec or AC Rigs Convertible into Super-Spec Rigs ICD Target Markets: TX, LA, NM(1) 1) Enverus. Active AC rigs with 1500-2000hp drawworks (as of October 31, 2023) 2) Defined as a company listed on NYSE, NASDAQ, or Toronto Exchanges with market cap of at least US$350M and public float of at least US$250M • ICD well positioned to participate in industry consolidation activity as it develops during the current market upcycle • ICD SG&A overhead structure scalable and will not materially increase in the event of additions to its operating fleet in its target markets • ICD has the ability to mandatorily convert the convertible notes and deliver a delevered company in transaction with larger public company(2)